[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) EMERGING
                     MARKETS EQUITY FUND

                     ANNUAL REPORT o MAY 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-June, most U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended May 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.8%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended May 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.58%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.85%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.42%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the 12 months ended May 31, 2002, Class A shares of the fund provided a total return of 7.60%, Class B shares 7.17%, Class C shares 7.15%, and Class I shares 8.24%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of 7.28% and 7.89%, respectively, over the same period for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Markets Fund Index. The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Emerging Markets Fund Index is an unmanaged, net-asset-value weighted index of the top qualifying mutual funds within Emerging Markets Fund category, which invests at least 65% of total assets in emerging market equity securities. The index has been adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average emerging market fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.19%.

Q.  CAN YOU DESCRIBE THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?

A. The past year was one of the strongest periods for emerging markets that we've had in a long time. All of the emerging markets took a hit after the September 11 terrorist attacks but came roaring back in the last quarter of last year, especially the Asian markets. Emerging markets supply a number of materials to the developed world, so in general, when an economic recovery starts in the developed world, it hits the emerging markets first. There were a number of additional factors that helped emerging market performance. Valuations in the emerging markets were a lot lower than in the developed markets since they hadn't been as overextended in the bull market. Emerging market currencies also were less expensive than they have been at various crisis points in the past. If cheaper currencies continue, we believe emerging market companies are likely to outperform because they have a cost advantage when exporting to countries with more expensive currencies.

Q.  WHAT HELPED THE FUND'S PERFORMANCE?

A. Through our Original Research(R) process, we focus on bottom-up stock picking rather than country selection by researching hundreds of emerging market companies to determine which ones make good investments. Given the environment, the portfolio was heavily oriented towards basic materials. Mining companies in South Africa performed well, as did Russian oil companies. In Latin America, we found the best values in Mexico. For example, Cemex is the leading Mexican cement company and has benefited from the recovery in the U.S.

Q. YOU MADE SOME CHANGES TO THE PORFOLIO DURING THE PAST SIX MONTHS. CAN YOU TELL US A BIT ABOUT YOUR STRATEGY?

A. With more solid banking systems, many emerging market countries such as Brazil, Mexico and South Korea have begun to lend to consumers again in the form of credit cards and mortgages. This has fueled these economies, particularly that of South Korea. We've been monitoring the economic recovery in South Korea and have added positions in this country, both on the financial services side and on the consumer side. We also took advantage of opportunities in the Mexican banking industry. Throughout the period, the fund benefited overall from favorable security selection in this sector. The fund has also benefited from the strong economic recovery in China where we have favored Chinese electrical companies. For example, the Chinese electrical company Huaneng Power has added high dividend yields to the portfolio. In addition, early in the period, we reduced our exposure to the energy sector when our analysts recognized that global demand for energy products could weaken due to a number of external variables. This decision paid off when oil and natural gas prices declined.

Q. AFTER THE SHARP SELLOFF IN THE TECHNOLOGY AND COMMUNICATIONS SECTORS, DID YOU FIND ANY ATTRACTIVE COMPANIES IN THESE AREAS?

A. In light of what we see as an improving economic environment, we have found some attractive values and growth opportunities in the technology and telecommunications segment of the market, particularly in Asia. Electronics manufacturers in South Korea and Taiwan have benefited from an upturn in semiconductor demand. Over the period, we increased our exposure to Samsung Electronics and saw value in PT Telekomunikasi, an Indonesian telecommunications services company that started to recover after the September 11 terrorist attacks. Mexico's Telefonos de Mexico, a telecommunications company also looked undervalued to us and well positioned for a cyclical rebound.

Q.  WERE THERE ANY AREAS OR SPECIFIC HOLDINGS THAT DAMPENED PERFORMANCE?

A. Overall performance throughout the year was positive but one thing that held us back a little in the fourth quarter was that we didn't have quite as large a holding in Asia as we should have had. In retrospect, we underestimated just how strong the fourth quarter upturn was going to be, both for the semiconductor industry and for the Asian technology industry overall. We made a conscious effort by end of the period to increase the Asian weighting to better reflect its potential amid expectations of a recovery. In addition, we were disappointed by Petroleo Brasileiro's performance over the 12-month period. Although we continued to be optimistic about the holding, we feel the company still is not executing to its potential, due to continued operational problems.

Q.  WHAT'S YOUR OUTLOOK GOING FORWARD?

A. Our outlook continues to be cautiously optimistic for the investment environment and the fund in general. It's unclear to say if we are going to see dramatic increases in stock prices by the end of the year. We believe the Federal Reserve Board's (the Fed's) series of interest rate cuts are beginning to impact growth in the U.S. and that this will benefit emerging markets. Commodity, precious metal and oil prices have remained strong which we also believe will help emerging markets. In addition, we think that the progress that many of the emerging market countries have made in improving their banking systems will only continue. Given this outlook, we have purchased the stocks of blue chip companies and avoided speculative stocks. We continue to look for companies that we believe have strong balance sheets and are globally competitive. These blue chip companies may not always be the most well known to the consumer but they are companies that we believe are solid and can offer value with reasonable dividends.

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS international research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this interview are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

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   FUND FACTS
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  OBJECTIVE:                        SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:            OCTOBER 24, 1995

  CLASS INCEPTION:                  CLASS A  OCTOBER 24, 1995
                                    CLASS B  OCTOBER 24, 1995
                                    CLASS C  JUNE 27, 1996
                                    CLASS I  JANUARY 2, 1997

  SIZE:                             $73.7 MILLION NET ASSETS AS OF MAY 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2002. Index information is from November 1, 1995.)

           MFS Emerging Markets        Lipper Emerging
           Equity Fund  Class A       Markets Fund Index      MSCI EMF Index

"10/95"         $ 9,525                   $10,000               $10,000
"5/96"           10,500                    11,457                11,281
"5/97"           12,225                    12,713                12,156
"5/98"           10,502                     9,309                 8,716
"5/99"            9,078                     9,018                 9,018
"5/00"           10,120                    10,807                10,618
"5/01"            9,282                     8,718                 8,325
"5/02"            9,988                     9,406                 8,931

TOTAL RATES OF RETURN THROUGH MAY 31, 2002

CLASS A
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                         +7.60%    +10.02%    -18.30%     +4.86%
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Average Annual Total Return
  Excluding Sales Charge               +7.60%    + 3.23%    - 3.96%     +0.72%
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Average Annual Total Return
  Including Sales Charge               +2.49%    + 1.57%    - 4.89%     -0.02%
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CLASS B
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                         +7.17%    + 8.43%    -20.31%     +1.43%
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Average Annual Total Return
  Excluding Sales Charge               +7.17%    + 2.73%    - 4.44%     +0.21%
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Average Annual Total Return
  Including Sales Charge               +3.17%    + 1.78%    - 4.82%     +0.21%
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CLASS C
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                         +7.15%    + 8.25%    -20.20%     +1.66%
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Average Annual Total Return
  Excluding Sales Charge               +7.15%    + 2.68%    - 4.41%     +0.25%
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Average Annual Total Return
  Including Sales Charge               +6.15%    + 2.68%    - 4.41%     +0.25%
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CLASS I
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return (No Sales
  Charge)                              +8.24%    +11.67%    -16.20%     +7.78%
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Average Annual Total Return
  (No Sales Charge)                    +8.24%    + 3.75%    - 3.47%     +1.14%
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COMPARATIVE INDICES(+)
                                       1 Year    3 Years    5 Years      Life*
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Average emerging market fund+          +7.19%    + 2.43%    - 5.02%     -0.13%
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MSCI EMF Index#                        +7.28%    - 0.32%    - 5.98%     -1.70%
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Lipper Emerging Markets Fund Index+    +7.89%    + 1.41%    - 5.85%     -0.93%
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  * For the period from the commencement of the fund's investment operations,
    October 24, 1995, through May 31, 2002. Index information is from
    November 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2002

FIVE LARGEST STOCK SECTORS

                UTILITIES & COMMUNICATIONS          21.4%
                FINANCIAL SERVICES                  19.3%
                BASIC MATERIALS                     19.0%
                TECHNOLOGY                          12.7%
                ENERGY                               8.3%

TOP 10 STOCK HOLDINGS

SAMSUNG ELECTRONICS CO., LTD.  4.9%                      HUANENG POWER INTERNATIONAL, INC.  2.7%
South Korean semiconductor equipment manufacturer        Chinese electrical power company

ANGLO AMERICAN PLC  4.2%                                 PETROLEO BRASILEIRO S.A.  2.7%
South American platinum producer                         Brazilian oil and natural gas company

BEIJING DATANG POWER GENERATION CO., LTD.  3.1%          SAMSUNG FIRE & MARINE INSURANCE CO., LTD.  2.7%
Chinese electrical power company                         South Korean insurance company

TELEFONOS DE MEXICO S.A.  3.0%                           PT TELEKOMUNIKASI INDONESIA  2.5%
Mexican telecommunications provider                      Indonesian telecommunications company

SOUTH KOREA TELECOM CO., LTD.  2.8%                      KOOKMIN BANK  1.9%
South Korean telecommunications provider                 South Korean financial services company

The portfolio is actively managed, and current holdings may be different.


PORTFOLIO OF INVESTMENTS -- May 31, 2002

Stocks - 94.9%
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ISSUER                                                                    SHARES                 VALUE
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
Foreign Stocks - 94.9%
  Brazil - 9.4%
    Aracruz Celulose S.A. (Forest and Paper Products)                     48,150             $ 1,061,714
    Banco Bradesco S.A., Preferred (Banks and Credit Cos.)            62,932,000                 329,775
    Banco Itau S.A., Preferred (Banks and Credit Cos.)                 6,868,000                 473,317
    Centrais Eletricas Brasileiras S.A., ADR (Utilities -
      Electric)                                                           84,100                 492,237
    Companhia Brasileira de Distribuicao Grupo Pao de
      Acucar, ADR (Supermarkets)                                           8,320                 174,304
    Companhia de Bebidas das Americas, ADR (Food and
      Beverage Products)                                                  22,160                 418,824
    Companhia Vale do Rio Doce, ADR (Metals and Minerals)*                23,470                 704,100
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace
      and Defense)                                                        16,100                 379,960
    Gerdau S.A., ADR (Steel)                                              32,860                 407,464
    Itausa - Investimentos Itau S.A., Preferred (Conglomerate)*            3,156                     301
    Petroleo Brasileiro S.A., ADR (Oil Services)                          79,180               1,885,276
    Ultrapar Participacoes S.A. ADR (Chemicals)                           25,590                 231,574
    Uniao de Banco Brasiliero S.A., GDR (Banks and Credit Cos.)            7,920                 164,340
    Votorantim Celulose e Papel S.A., ADR (Forest and
      Paper Products)                                                      9,900                 205,425
                                                                                             -----------
                                                                                             $ 6,928,611
--------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Banco de Chile, ADR (Banks and Credit Cos.)                           17,490             $   300,776
--------------------------------------------------------------------------------------------------------
  China - 7.5%
    AsiaInfo Holdings, Inc. (Internet)*                                   14,900             $   184,760
    Beijing Datang Power Generation Co., Ltd. (Utilities -
      Electric)                                                        5,366,000               2,201,521
    Huaneng Power International, Inc. (Energy)                         2,272,000               1,893,406
    PetroChina Co. Ltd. (Oils)                                         1,902,000                 397,484
    Zhejiang Expressway Co., Ltd. (Transportation)+                    2,600,000                 825,032
                                                                                             -----------
                                                                                             $ 5,502,203
--------------------------------------------------------------------------------------------------------
  Croatia - 0.8%
    Pliva d.d. Co., GDR (Medical and Health Products)                     42,830             $   603,076
--------------------------------------------------------------------------------------------------------
  Egypt - 0.5%
    Al Ahram Beverage Co. S.A., GDR (Food and Beverage Products)*         26,830             $   211,957
    Egypt Mobile Phone (Telecom - Wireless)                               28,600                 173,473
                                                                                             -----------
                                                                                             $   385,430
--------------------------------------------------------------------------------------------------------
  Estonia - 0.6%
    AS Eesti Telekom, GDR (Telecom - Wireline)                            31,970             $   430,092
--------------------------------------------------------------------------------------------------------
  Hong Kong - 4.2%
    Citic Pacific Ltd. (Conglomerate)                                    177,000             $   400,535
    CNOOC Ltd. (Oil Services)                                            651,000                 880,553
    Hong Kong & China Gas Ltd. (Utilities - Gas)                         648,700                 864,966
    Hong Kong Electric Holdings Ltd. (Utilities - Electric)              104,500                 404,618
    Sun Hung Kai Properties Ltd. (Real Estate)                            24,000                 188,469
    Texwinca Holdings, Ltd. (Special Products and Services)              430,000                 347,321
                                                                                             -----------
                                                                                             $ 3,086,462
--------------------------------------------------------------------------------------------------------
  Hungary - 0.5%
    Gedeon Richter Ltd., GDR (Medical and Health Products)                 5,910             $   372,822
--------------------------------------------------------------------------------------------------------
  India - 3.6%
    Hindustan Lever Ltd. (Consumer Goods and Services)                   167,490             $   632,364
    Housing Development Finance Corp., Ltd. (Financial
      Institutions)                                                       73,000                 895,577
    ICICI Bank Ltd (Banks and Credit Cos.)                                56,612                 418,929
    Infosys Technologies Ltd., ADR (Computer Software - Services)          5,740                 324,539
    Reliance Industries Ltd. (Special Products and Services)*             66,600                 359,730
                                                                                             -----------
                                                                                             $ 2,631,139
--------------------------------------------------------------------------------------------------------
  Indonesia - 2.4%
    PT Telekomunikasi Indonesia (Telecom - Wireline)                   3,809,910             $ 1,787,609
--------------------------------------------------------------------------------------------------------
  Israel - 1.8%
    Check Point Software Technologies Ltd. (Internet)*                    20,380             $   331,379
    Taro Pharmaceutical Industries Ltd. (Medical and
      Health Products)*                                                   35,360                 996,445
                                                                                             -----------
                                                                                             $ 1,327,824
--------------------------------------------------------------------------------------------------------
  Malaysia - 2.5%
    Malayan Banking Berhad (Banks and Credit Cos.)                       243,200             $   576,000
    Perusahaan Otomobil Nasional Berhad (Automotive)                      66,000                 185,842
    Resorts World Berhad (Restraunts and Lodging)                         71,000                 192,447
    Sime Darby Berhad (Conglomerate)                                     267,000                 368,882
    Tenaga Nasional Berhad (Utilities - Electric)+                       199,000                 523,684
                                                                                             -----------
                                                                                             $ 1,846,855
--------------------------------------------------------------------------------------------------------
  Mexico - 10.5%
    Cemex S.A., ADR (Construction Services)                               36,558             $ 1,097,837
    Coca-Cola Femsa S.A., ADR (Food and Beverage Products)                15,470                 394,485
    Fomento Economico Mexicano S.A. de C.V., ADR (Food and
      Beverage Products)                                                   8,590                 362,927
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)                                                    24,110                 366,472
    Grupo Continential S.A. (Food and Beverage Products)                 112,580                 177,641
    Grupo Financiero Banorte S.A. de C.V. (Financial Institutions)*       81,030                 207,349
    Grupo Financiero BBVA Bancomer, S.A. de C.V
      (Financial Institutions)*                                          404,810                 350,474
    Grupo Modelo S.A. de C.V. (Food and Beverage Products)               288,830                 722,900
    Grupo Televisa S.A., ADR (Entertainment)*                              4,450                 186,678
    Grupo TMM S.A. de C.V., ADR (Transportation - Services)*              36,450                 386,005
    Kimberly-Clark de Mexico, S.A. de C.V. (Forest and
      Paper Products)                                                     96,500                 289,410
    Telefonos de Mexico S.A., ADR (Telecom - Wireline)                    62,124               2,161,915
    Wal-Mart de Mexico S.A. de C.V. (Retail)*                            350,650               1,015,585
                                                                                             -----------
                                                                                             $ 7,719,678
--------------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Compania de Minas Buenaventura S.A., ADR (Metals
      and Mining)                                                          8,030             $   239,696
--------------------------------------------------------------------------------------------------------
  Philippines - 0.3%
    San Miguel Corp., "B" (Food and Beverage Products)                   210,152             $   228,609
--------------------------------------------------------------------------------------------------------
  Russia - 4.2%
    JSC Mining and Smelting Co. Norilsk Nickel, ADR (Metals
      and Mining)                                                         25,020             $   560,235
    Lukoil, ADR (Oils)                                                    10,480                 741,699
    Mobile Telesystems, ADR (Telecom - Wireless)                          22,170                 710,548
    RAO Unified Energy System, ADR (Utilities - Electric)                 49,900                 682,133
    Yukos, ADR (Oils)                                                      2,540                 392,800
                                                                                             -----------
                                                                                             $ 3,087,415
--------------------------------------------------------------------------------------------------------
  Singapore - 2.1%
    DBS Group Holdings Ltd. (Banks and Credit Cos.)                       48,000             $   378,777
    United Overseas Bank Ltd. (Banks and Credit Cos.)                    138,000               1,135,326
                                                                                             -----------
                                                                                             $ 1,514,103
--------------------------------------------------------------------------------------------------------
  South Africa - 15.1%
    African Bank Investments Ltd. (Banks and Credit Cos.)                448,340             $   321,598
    Anglo American PLC (Metals and Minerals)                             164,550               2,983,297
    AngloGold Ltd. (Metals and Mining)                                     8,130                 524,022
    HSBC Holdings PLC (Banks and Credit Cos.)*                            60,950                 757,477
    Impala Platinum Holdings Ltd. (Metals and Minerals)                   18,730               1,227,593
    Liberty Group Ltd. (Insurance)                                        73,810                 460,618
    Lonmin PLC (Metals and Mining)*                                       48,105                 867,925
    Nedcor Ltd. (Banks and Credit Cos.)                                   28,300                 378,447
    Old Mutual PLC (Insurance)                                           181,300                 286,285
    Sanlam Ltd. (Insurance)                                              398,000                 358,084
    Sappi Ltd., ADR (Forest and Paper Products)                           29,350                 426,376
    Sasol Ltd. (Oils)                                                     98,308               1,095,031
    South African Breweries Ltd. (Food and Beverage Products)             22,800                 191,848
    Standard Bank Investment Corp., Ltd. (Banks and Credit Cos )         144,100                 501,907
    Standard Chartered PLC (Banks and Credit Cos.)                        62,640                 740,930
                                                                                             -----------
                                                                                             $11,121,438
--------------------------------------------------------------------------------------------------------
  South Korea - 18.1%
    Daewoo Shipbuilding & Marine Engineering Co., Ltd.
      (Special Products and Services)                                     52,360             $   335,125
    Hanwha Chemical Corp. (Chemicals)*                                   224,270                 964,363
    Hyundai Department Store Co., Ltd. (Retail)                           14,930                 412,356
    Kookmin Bank (Banks and Credit Cos.)                                  26,435               1,370,607
    Korea Telecom Corp. (Utilities - Telephone)                           32,806                 777,502
    LG Chem Ltd. (Chemicals)                                              27,512                 907,739
    POSCO (Steel)                                                          3,390                 391,057
    POSCO, ADR (Steel)                                                    20,790                 587,317
    Samsung Electro Mechanics Co. Ltd. (Electronics)                       3,330                 196,887
    Samsung Electronics Co., Ltd. (Electronics)                           12,540               3,546,415
    Samsung Fire & Marine Insurance Co., Ltd. (Insurance)                 30,610               1,875,631
    South Korea Telecom Co., Ltd. (Telecom - Wireless)                     8,960               2,004,201
                                                                                             -----------
                                                                                             $13,369,200
--------------------------------------------------------------------------------------------------------
  Taiwan - 7.7%
    Ambit Microsystems Corp. (Computer Software - Systems)               164,000             $   734,256
    AU Optronics Corp. (Electronics)*                                     61,000                 719,800
    Cathay Financial Holding Co., Ltd. (Insurance)*                      295,000                 417,953
    China Steel Corp. (Metals and Minerals)                              704,000                 344,224
    Chinatrust Financial Holding Co., Ltd. (Banking and
      Credit Cos.)*                                                      412,000                 382,268
    Formosa Plastic Corp. (Chemicals)                                    236,000                 302,386
    Fubon Financial Holding Co., Ltd. (Financial Institutions)           361,000                 371,102
    Hon Hai Precision Industry Co., Ltd. (Computer
      Software - Personal Computers)                                     122,000                 556,996
    Nan Ya Plastic Corp. (Chemicals)                                     368,000                 352,283
    President Chain Store Corp. (Retail)                                 105,000                 201,031
    Siliconware Precision Industries Co. (Electronics)                   804,000                 705,720
    United Microelectronics Corp. (Electronics)                          468,000                 624,459
                                                                                             -----------
                                                                                             $ 5,712,478
--------------------------------------------------------------------------------------------------------
  Thailand - 1.4%
    BEC World Public Co., Ltd. (Entertainment)                            32,700             $   190,080
    BEC World Public Co., Ltd. (Entertainment)                             1,100                   6,394
    PTT Public Co., Ltd. (Oils)                                          342,600                 271,198
    Siam Cement Public Co., Ltd. (Building Materials)                     22,300                 541,692
                                                                                             -----------
                                                                                             $ 1,009,364
--------------------------------------------------------------------------------------------------------
  Turkey - 1.0%
    Akbank T.A.S. (Banks and Credit Cos.)*                           126,534,190             $   352,709
    Anadolu Efes Biracilik ve Malt Sanayii A.S. (Food and
      Beverage Products)                                              17,619,090                 374,482
                                                                                             -----------
                                                                                             $   727,191
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $64,513,360)                                                  $69,932,071
--------------------------------------------------------------------------------------------------------

Convertible Bond - 1.4%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 1.4%
  Taiwan - 1.4%
    Acer Communications & Multimedia, Inc. (Computer
      Software - Systems), 0s, 2006## (Identified Cost, $804,557)   $        729             $ 1,035,180
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.7%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 5/31/02, due 6/03/02, total to
      be received $1,951,293 (secured by various U.S.
      Treasury and Federal Agency obligations in a jointly
      traded account), at Cost                                      $      1,951             $ 1,951,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $67,268,917)                                             $72,918,251

Other Assets, Less Liabilities - 1.0%                                                            768,727
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $73,686,978
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $67,268,917)             $ 72,918,251
  Foreign currency, at value (identified cost, $417,363)                419,865
  Cash                                                                  557,224
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         4,954,677
  Receivable for fund shares sold                                       239,807
  Receivable for investments sold                                     1,999,210
  Interest and dividends receivable                                     450,674
                                                                   ------------
      Total assets                                                 $ 81,539,708
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $  4,954,677
  Payable for fund shares reacquired                                    120,228
  Payable for investments purchased                                   2,704,220
  Payable to affiliates -
    Management fee                                                        2,102
    Shareholder servicing agent fee                                         203
    Distribution and service fee                                          1,500
    Administrative fee                                                       35
  Accrued expenses and other liabilities                                 69,765
                                                                   ------------
      Total liabilities                                            $  7,852,730
                                                                   ------------
Net assets                                                         $ 73,686,978
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 84,775,377
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      5,655,057
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (16,593,706)
  Accumulated net investment loss                                      (149,750)
                                                                   ------------
      Total                                                        $ 73,686,978
                                                                   ============
Shares of beneficial interest outstanding                            4,922,987
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $33,212,021 / 2,191,386 shares of
    beneficial interest outstanding)                                  $15.16
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $15.92
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $32,671,348 / 2,209,566 shares of
    beneficial interest outstanding)                                  $14.79
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,213,330 / 354,897 shares of
    beneficial interest outstanding)                                  $14.69
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,590,279 / 167,138 shares of
    beneficial interest outstanding)                                  $15.50
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $1,527,965
    Interest                                                            113,488
    Foreign taxes withheld                                             (103,234)
                                                                     ----------
      Total investment income                                        $1,538,219
                                                                     ----------
  Expenses -
    Management fee                                                   $  706,245
    Trustees' compensation                                                8,002
    Shareholder servicing agent fee                                      56,502
    Distribution and service fee (Class A)                              135,818
    Distribution and service fee (Class B)                              245,319
    Distribution and service fee (Class C)                               36,479
    Administrative fee                                                    6,740
    Custodian fee                                                        79,909
    Printing                                                             42,109
    Auditing fees                                                        37,725
    Postage                                                              26,935
    Legal fees                                                           13,137
    Miscellaneous                                                       177,417
                                                                     ----------
      Total expenses                                                 $1,572,337
    Fees paid indirectly                                                 (9,304)
    Reduction of expenses by investment adviser                        (112,998)
                                                                     ----------
      Net expenses                                                   $1,450,035
                                                                     ----------
        Net investment income                                        $   88,184
                                                                     ----------
Realized and unrealized loss on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $2,128,208
    Foreign currency transactions                                      (166,684)
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $1,961,524
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $1,864,675
    Translation of assets and liabilities in foreign currencies          29,101
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $1,893,776
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $3,855,300
                                                                     ----------
          Increase in net assets from operations                     $3,943,484
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                       2002                           2001
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $    88,184                $    134,365
  Net realized gain (loss) on investments and foreign
    currency transactions                                             1,961,524                  (8,315,156)
  Net unrealized gain on investments and foreign currency
    translation                                                       1,893,776                   2,704,529
                                                                    -----------                ------------
      Increase (decrease) in net assets from operations             $ 3,943,484                $ (5,476,262)
                                                                    -----------                ------------
Net increase (decrease) in net assets from fund share
  transactions                                                      $ 8,682,325                $ (8,076,683)
                                                                    -----------                ------------
        Total increase (decrease) in net assets                     $12,625,809                $(13,552,945)
Net assets:
  At beginning of period                                             61,061,169                  74,614,114
                                                                    -----------                ------------
  At end of period (including accumulated net investment loss
    of $149,750 and $106,617, respectively)                         $73,686,978                $ 61,061,169
                                                                    ===========                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                ------------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $14.07            $15.35           $13.77          $16.06          $18.96
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income (loss)(S)                    $ 0.05            $ 0.07           $(0.15)         $ 0.05          $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.04             (1.35)            1.73           (2.25)          (2.64)
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $ 1.09            $(1.28)          $ 1.58          $(2.20)         $(2.66)
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ --              $ --             $ --            $ --            $(0.16)
  In excess of net investment income                   --                --               --              --             (0.08)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                --               --             (0.09)           --
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $ --              $ --             $ --            $(0.09)         $(0.24)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $15.16            $14.07           $15.35          $13.77          $16.06
                                                     ======            ======           ======          ======          ======
Total return(+)                                        7.60%            (8.27)%          11.47%         (13.56)%        (14.09)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.34%             2.24%            2.26%           2.45%           2.35%
  Net investment income (loss)(S)(S)                   0.37%             0.45%           (0.92)%          0.37%          (0.12)%
Portfolio turnover                                      189%              154%             161%            108%             83%
Net assets at end of period (000 Omitted)           $33,212           $29,060          $34,515         $29,233         $36,669

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the year ended May 31,
      1998, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                 $ 0.02            $ 0.04           $(0.17)         $ --            $(0.02)
        Ratios (to average net assets):
          Expenses##                                   2.54%             2.42%            2.40%           --              2.31%
          Net investment income (loss)                 0.17%             0.27%           (1.06)%          --             (0.08)%

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May
       31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to
       June 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                  ----------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $13.80            $15.13           $13.64          $16.00          $18.89
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment loss(S)                             $(0.01)           $(0.01)          $(0.22)         $(0.01)         $(0.13)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.00             (1.32)            1.71           (2.26)          (2.60)
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $ 0.99            $(1.33)          $ 1.49          $(2.27)         $(2.73)
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ --              $ --             $ --            $ --            $(0.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                --               --             (0.09)           --
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $ --              $ --             $ --            $(0.09)         $(0.16)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $14.79            $13.80           $15.13          $13.64          $16.00
                                                     ======            ======           ======          ======          ======
Total return                                           7.17%            (8.85)%          11.00%         (14.05)%        (14.49)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.84%             2.74%            2.75%           2.95%           2.85%
  Net investment loss(S)(S)                           (0.10)%           (0.04)%          (1.40)%         (0.09)%         (0.67)%
Portfolio turnover                                      189%              154%             161%            108%             83%
Net assets at end of period (000 Omitted)           $32,671           $27,584          $34,374         $32,257         $39,978

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the year ended May 31,
      1998, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                          $(0.04)           $(0.03)          $(0.24)         $ --            $(0.12)
        Ratios (to average net assets):
          Expenses##                                   3.04%             2.92%            2.89%           --              2.81%
          Net investment loss                         (0.30)%           (0.22)%          (1.54)%          --             (0.63)%

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May
       31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to
       June 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                  ----------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $13.71            $15.05           $13.57          $15.88          $18.76
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment loss(S)                             $(0.01)           $(0.01)          $(0.21)         $(0.01)         $(0.12)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   0.99             (1.33)            1.69           (2.21)          (2.58)
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $ 0.98            $(1.34)          $ 1.48          $(2.22)         $(2.70)
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $ --             $ --            $ --            $(0.02)
  From net realized gain on investments and
    foreign currency transactions                      --                --               --              --             (0.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                --               --             (0.09)           --
                                                     ------            ------           ------          ------          ------
      Total distributions declared to shareholders   $ --              $ --             $ --            $(0.09)         $(0.18)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $14.69            $13.71           $15.05          $13.57          $15.88
                                                     ======            ======           ======          ======          ======
Total return                                           7.15%            (8.90)%          10.91%         (13.84)%        (14.44)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.84%             2.74%            2.75%           2.93%           2.84%
  Net investment loss(S)(S)                           (0.05)%           (0.06)%          (1.33)%         (0.10)%         (0.66)%
Portfolio turnover                                      189%              154%             161%            108%             83%
Net assets at end of period (000 Omitted)            $5,213            $3,530           $4,860          $4,182          $3,478

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the year ended May 31,
      1998, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment income (loss)                 $(0.03)           $(0.03)          $(0.23)         $ --            $(0.12)
        Ratios (to average net assets):
          Expenses##                                   3.04%             2.92%            2.89%           --              2.80%
          Net investment loss                         (0.25)%           (0.24)%          (1.47)%          --             (0.62)%

     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May
       31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.02%. Per share, ratios, and supplemental data for the periods prior to
       June 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                  ----------------------------------------------------------------------------
                                                       2002              2001             2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $14.32            $15.55           $13.88          $16.11          $19.00
                                                     ------            ------           ------          ------          ------
Income from investment operations#(S)(S) -
  Net investment income (loss)(S)                    $ 0.17            $ 0.15           $(0.07)         $ 0.11          $ 0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   1.01             (1.38)            1.74           (2.25)          (2.65)
                                                     ------            ------           ------          ------          ------
      Total from investment operations               $ 1.18            $(1.23)          $ 1.67          $(2.14)         $(2.57)
                                                     ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                         $ --              $ --             $ --            $ --            $(0.16)
  From net realized gain on investments and
    foreign currency transactions                      --                --               --              --             (0.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                --               --             (0.09)           --
                                                     ------            ------           ------          ------          ------
      Total distributions declared to shareholders   $ --              $ --             $ --            $(0.09)         $(0.32)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $15.50            $14.32           $15.55          $13.88          $16.11
                                                     ======            ======           ======          ======          ======
Total return                                           8.24%            (7.91)%          12.03%         (13.09)%        (13.66)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.84%             1.74%            1.74%           1.96%           1.85%
  Net investment income (loss)(S)(S)                   1.23%             1.02%           (0.43)%          0.88%           0.43%
Portfolio turnover                                      189%              154%             161%            108%             83%
Net assets at end of period (000 Omitted)            $2,590              $887             $865            $540            $428

  (S) Effective July 1, 1999, the investment adviser voluntarily waived a portion of its fee. For the year ended May 31,
      1998, subject to reimbursement by the fund, MFS voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund paid MFS a fee not greater than 0.75% of average daily net assets. If these fees had not been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                 $ 0.14%           $ 0.12           $(0.09)         $ --            $ 0.09
        Ratios (to average net assets):
          Expenses##                                   2.04%             1.92%            1.88%           --              1.81%
          Net investment income (loss)                 1.03%             0.84%           (0.57)%          --              0.47%

     # Per share data is based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
(S)(S) As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended May
       31, 2002, was to decrease net investment income per share, and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for the periods prior to
       June 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2002, the value of securities loaned was $4,718,488. These loans were collateralized by cash of $4,954,677 which was invested in the following short-term obligations:

                                                                 AMORTIZED COST
                                                   SHARES             AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    4,954,677            $4,954,677
                                                                     ----------

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-divided or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The fund paid no distributions for the years ended May 31, 2002 and May 31, 2001.

During the year ended May 31, 2002, accumulated net investment loss increased by $131,317, accumulated net realized loss on investments and foreign currency transactions decreased by $153,399, and paid-in capital decreased by $22,082 due to differences between book and tax accounting for currency transactions, and net operating losses. This change had no effect on the net assets or net asset value per share.

At May 31, 2002, accumulated undistributed net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital loss.

As of May 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $      --
          Undistributed long-term capital gain                --
          Capital loss carryforward                     (15,816,915)
          Unrealized gain                                 5,275,922
          Other temporary differences                      (547,497)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007, ($9,430,506), May 31, 2009 ($2,132,651), and May 31, 2010 ($4,253,758).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $7,665 for the year ended May 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,345 for the year ended May 31, 2002. Fees incurred under the distribution plan during the year ended May 31, 2002, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $850 and $610 for Class B and Class C shares, respectively, for the year ended May 31, 2002. Fees incurred under the distribution plan during the year ended May 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2002, were $986, $38,035 and $1,008 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $112,067,840 and $103,079,923, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $67,648,052
                                                                  -----------
Gross unrealized appreciation                                     $ 7,816,099
Gross unrealized depreciation                                      (2,545,900)
                                                                  -----------
    Net unrealized appreciation                                   $ 5,270,199
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED MAY 31, 2002             YEAR ENDED MAY 31, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,154,545       $ 29,548,928        2,948,790       $ 42,850,386
Shares issued to shareholders in
  reinvestment of distributions                6                 70              (13)              (143)
Shares reacquired                     (2,027,930)       (27,497,682)      (3,132,354)       (45,853,133)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)              126,621       $  2,051,316         (183,577)      $ (3,002,890)
                                      ==========       ============       ==========       ============

Class B shares
                                            YEAR ENDED MAY 31, 2002             YEAR ENDED MAY 31, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            1,065,199       $ 14,959,151          938,658       $ 13,423,118
Shares issued to shareholders in
  reinvestment of distributions                2                 24              137              1,952
Shares reacquired                       (854,822)       (11,309,288)      (1,211,156)       (17,551,749)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)              210,379       $  3,649,887         (272,361)      $ (4,126,679)
                                      ==========       ============       ==========       ============

Class C shares
                                            YEAR ENDED MAY 31, 2002             YEAR ENDED MAY 31, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              473,464       $  6,489,547          413,295       $  5,872,679
Shares reacquired                       (376,012)        (5,089,288)        (478,667)        (6,918,770)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)               97,452       $  1,400,259          (65,372)      $ (1,046,091)
                                      ==========       ============       ==========       ============

Class I shares
                                            YEAR ENDED MAY 31, 2002             YEAR ENDED MAY 31, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              147,973       $  2,220,815           25,996       $    388,277
Shares reacquired                        (42,814)          (639,952)         (19,652)          (289,300)
                                      ----------       ------------       ----------       ------------
    Net increase                         105,159       $  1,580,863            6,344       $     98,977
                                      ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $525 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2002, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 1.83% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                    DATE OF
DESCRIPTION                     ACQUISITION      SHARES       COST        VALUE
-------------------------------------------------------------------------------
Tenaga Nasional Berhad             11/03/95     199,000   $590,353   $  523,684
Zhejiang Expressway Co., Ltd.      10/05/01   2,600,000    699,233      825,032
                                                                     ----------
                                                                     $1,348,716
                                                                     ==========

(9) Change in Accounting Principle
As required, effective June 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to June 1, 2001, the fund did not amortize premium on debt securities.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $12,973, and increase net unrealized appreciation by $12,973. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.


                 --------------------------------------------
    This report is authorized for distribution only when preceded or accompanied by a prospectus for the fund being offered.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of
MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the Fund), including the portfolio of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Fund at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 5, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION
   OF SHARES.
-------------------------------------------------------------------------------

MFS(R) EMERGING MARKETS EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.
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
OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60)
Treasurer                                                Assistant Treasurer Massachusetts Financial
Massachusetts Financial Services Company, Vice           Services Company, Senior Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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
INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time.
David A. Antonelli+                                      (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Ernst & Young LLP                                        touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management
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MFS(R) EMERGING MARKETS                                      -------------
EQUITY FUND                                                    PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               FEM-2  7/02  22M  85/285/385/885